NATIONWIDE VARIABLE INSURANCE TRUST
NVIT J.P. Morgan Digital Evolution Strategy Fund
NVIT J.P. Morgan Equity and Options Total Return Fund (formerly, NVIT AQR Large Cap Defensive Style Fund)
NVIT J.P. Morgan Inflation Managed Fund
NVIT J.P. Morgan Innovators Fund
NVIT J.P. Morgan Large Cap Growth Fund
NVIT J.P. Morgan U.S. Equity Fund
NVIT J.P. Morgan US Technology Leaders Fund

Supplement dated September 30, 2026
to the Prospectus dated April 30, 2026

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT J.P. Morgan U.S. Equity Fund (the “Fund”)

Effective immediately, the Prospectus is amended as follows:

1.
The table under the section entitled “Portfolio Managers” on page 25 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Scott B. Davis	Managing Director	Since 2020
David Maccarone, CFA	Managing Director	Since 2026

2.    The information relating to the Fund under the heading “Portfolio Management” on page 53 of the Prospectus is deleted in its entirety and replaced with the following:

NVIT J.P. Morgan U.S. Equity Fund

Scott B. Davis (Lead Portfolio Manager) and David Maccarrone, CFA are jointly responsible for the day-to-day management of the Fund.

Mr. Davis is a Managing Director at JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. He has been with the firm since 2006.

Mr. Maccarrone is a Managing Director at JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. He has been with the firm since 2010.

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